UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2017

ENTELLUS MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36814	20-4627978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 Holly Lane North, Suite 40 Plymouth, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 463-1595

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On January 25, 2017, Entellus Medical, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a preliminary prospectus supplement in connection with a proposed public offering of shares of the Company’s common stock. The preliminary prospectus supplement contains certain preliminary unaudited financial results of the Company for the three months and year ended December 31, 2016. The preliminary unaudited financial results are furnished under the heading “Preliminary Financial Results for the Three Months and Year Ended December 31, 2016” in Exhibit 99.1 to this report.

The Company is furnishing the information contained in Item 2.02 of this report, including the portion of Exhibit 99.1 entitled “Preliminary Financial Results for the Three Months and Year Ended December 31, 2016” and the information related thereto, pursuant to Item 2.02 of Form 8-K promulgated by the SEC. Such information shall not be deemed to be “filed” with the SEC for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. By filing this report and furnishing this information, the Company makes no admission as to the materiality of any information contained in Item 2.02 of this report, including the portion of Exhibit 99.1 entitled “Preliminary Financial Results for the Three Months and Year Ended December 31, 2016” and the information related thereto.

Item 8.01.	Other Events.

As noted above, on January 25, 2017, the Company filed with the SEC a preliminary prospectus supplement in connection with a proposed public offering of shares of the Company’s common stock. The preliminary prospectus supplement also contains an updated description of certain aspects of the Company’s business. Accordingly, the Company is filing this information with this report for the purpose of updating the description of certain aspects of its business from the disclosure contained in the Company’s prior filings with the SEC, including the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 25, 2016. The updated disclosure is filed herewith as Exhibit 99.1 and is incorporated herein by reference, except for the portion of the disclosure entitled “Preliminary Financial Results for the Three Months and Year Ended December 31, 2016” and the information related thereto, which shall not be deemed “filed” and are not incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Updated Business Disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2017	ENTELLUS MEDICAL, INC.

	By:	/s/ Brent A. Moen
Name: Brent A. Moen
Title: Chief Financial Officer

ENTELLUS MEDICAL, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description

99.1	Updated Business Disclosure